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                                                                  EXHIBIT 10.10

[GE LOGO]
                                                                 GE POLYMERLAND

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                                 SALES AGREEMENT

PREFORMED LINE PRODUCTS                              GE POLYMERLAND
660 BETA DRIVE                                       12200 HERBERT WAYNE CT
MAYFIELD VILLAGE    OH    44143                      HUNTERSVILLE,  NC  28078


GENERAL ELECTRIC COMPANY (GE POLYMERLAND) AGREES TO SELL TO PREFORMED LINE PRODUCTS (CUSTOMER) AND CUSTOMER AGREES TO PURCHASE THE PRODUCTS SPECIFIED ACCORDING TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.


DURATION OF AGREEMENT:
----------------------

EFFECTIVE DATE:    02/01/01                          EXPIRATION DATE:  01/31/02

PRODUCT LINES COVERED:
----------------------

ATTACHMENT "A"
NORYL(R)RESIN      ANNUAL MINIMUM:   350,000          ANNUAL MAXIMUM:   600,000


CUSTOMER TERMS:
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PAYMENT:    NET 30 DAYS FROM DATE OF INVOICE.

SHIPPING:   CPT (INCO TERMS 2000) A FACILITY SPECIFIED BY BUYER IN THE
CONTINENTAL UNITED STATES (FREIGHT AND INSURANCE PREPAID AND ALLOWED).

CONDITIONS OF SALE:        PLEASE SEE MASTER CONDITIONS OF SALE.


PERFORMANCE CLAUSE:
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ADDITIONAL PRODUCTS MAY BE PURCHASED BY CUSTOMER FROM TIME TO TIME AND THE SALE
OF SUCH PRODUCTS SHALL BE GOVERNED BY THE TERMS OF THIS AGREEMENT, EXCEPT AS SPECIFICALLY AGREED TO BY THE PARTIES IN WRITING. PERFORMANCE OF THIS AGREEMENT IS CONTINGENT UPON MEETING THE REQUIREMENTS OF THE PARTIES IN AN ECONOMICAL AND REASONABLE MANNER. EITHER PARTY MAY REQUEST ADJUSTMENTS TO THIS AGREEMENT IF, IN ITS SOLE JUDGEMENT, CONDITIONS HAVE CHANGED SIGNIFICANTLY SINCE THE SIGNING OF THIS AGREEMENT. IF AFTER THIRTY (30) DAYS THE PARTIES DO NOT AGREE TO THE ADJUSTMENTS, OR WHEN THE REQUESTED ADJUSTMENT HAS BEEN REJECTED, WHICHEVER COMES EARLIER, THE REQUESTING PARTY MAY TERMINATE THIS AGREEMENT BY GIVING THIRTY (30) DAYS WRITTEN NOTICE.


APPROVED:   /s/ KIM BELLIAN                 APPROVED:   /s/ CRAIG M. NIKRANT
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     PREFORMED LINE PRODUCTS                GENERAL ELECTRIC COMPANY
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     DATE: 2-22-01                           DATE:  2-26-01
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(R)REGISTERED  TRADEMARK OF GENERAL ELECTRIC COMPANY


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                                 ATTACHMENT "A"
                                                        AGREEMENT #:     42622
                                                         CUSTOMER #:    152526
                                                       SUPERSEDES #:     39289

                          PRODUCT LINE: NORYL(R) RESIN




                         MINIMUM ORDER/SHIPMENT QUANTITY
                          BRACKET INVOICE PRICE PER LB


                                                          19800        39600
GRADE         COLOR        EFF              EXP           39599        &ABOVE
GFN2          701          02/01/01         01/31/02     2.4000       2.3700


                                                           39600
GRADE         COLOR        EFF              EXP           &ABOVE
GFN2          701S         02/01/01         01/31/02      2.3700

PRICING NOTE:

IN THE EVENT OF A LIST PRICE INCREASE OR DECREASE, THESE PRICES WILL BE ADJUSTED BY THE SAME AMOUNT AS THE LIST PRICE INCREASE OR DECREASE, ON THE EFFECTIVE DATE OF THE NEW LIST PRICE SCHEDULE.


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REBATE SCHEDULE FOR NORYL(R) RESIN

GE POLYMERLAND RESERVES THE RIGHT TO DEFER PAYMENTS OF REBATES (INCLUDING MATERIAL REBATES ISSUED IN "NO-CHARGE" POUNDS) AND/OR OFFSET SUCH PAYMENTS AGAINST CUSTOMER'S ACCOUNT IF CUSTOMER HAS INVOICES WHICH ARE PAST DUE.

GE POLYMERLAND RESERVES THE RIGHT TO LIMIT VOLUME TO THOSE SHIPMENTS THAT ARE MADE UNDER THE TERMS OF THIS AGREEMENT AND WHICH WERE PAID FOR IN ACCORDANCE TO THE TERMS OF SALE AT THE TIME OF REBATE CALCULATION. VOLUME ASSOCIATED WITH PAST DUE INVOICES WILL NOT QUALIFY FOR REBATE.

ALL PURCHASES MADE UNDER THIS AGREEMENT MUST REFERENCE THE AGREEMENT NUMBER AT TIME OF ORDER ENTRY IN ORDER FOR THAT VOLUME TO COUNT TOWARDS THE REBATE VOLUME.


PREFORMED LINE PRODUCTS WILL RECEIVE A REBATE BASED ON THE FOLLOWING:
                  VOLUME                    REBATE AMOUNT
         500,000 LBS AND ABOVE                 $.07/LB
THE REBATE WILL BE ISSUED IN THE FORM OF A CREDIT MEMO AT THE END OF THIS AGREEMENT PERIOD.



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                                   FINAL PAGE


PREFORMED LINE PRODUCTS                                          GE POLYMERLAND


                              042622 NORYL(R)RESIN


January 29, 2001